Exhibit 99.1
1 : THFF

Forward-looking Information This presentation contains future oral and written statements of the Company and its management, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the financial condition, results of operations, plans, objectives, future performance and business of the Company. Forward-looking statements are generally identifiable by the use of words such as “believe”, “expect”, “anticipate”, “estimate”, “could”, and other similar expressions. All statements in this presentation, including forward-looking statements, speak only as of today’s date, and the Company undertakes no obligation to update any statement in light of new information or future events. A number of factors, many of which are beyond the ability of the Company to control or predict, could cause actual results to differ materially from those in its forward-looking statements. Additional information is included in the Company’s filings with the Securities and Exchange Commission. Factors that could have a material adverse effect on the Company’s financial condition, results of operations and future prospects can be found in the “Risk Factors” section in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 and elsewhere in the Company’s periodic and current reports filed with the Securities and Exchange Commission. These factors include, but are not limited to, the effects of future economic, business and market conditions and changes, domestic and foreign, including competition, governmental policies and seasonality; legislative and regulatory changes, including changes in banking, securities and tax laws and regulations and their application by Company regulators, and changes in the scope and cost of FDIC insurance and other coverages; the risks of changes in interest rates on the levels, composition and costs of deposits, loan demand and other interest sensitive assets and liabilities; the failure of assumptions and estimates underlying the establishment of reserves for possible loan losses, analysis of capital needs and other estimates; changes in borrowers’ credit risks and payment behaviors; and changes in the availability and cost of credit and capital. 2

Norman D. Lowery President & Chief Executive Officer Rodger A. McHargue Chief Financial Officer, SVP Stephen P. Panagouleas Central Credit Administration Manager 3

First Financial Corporation Indiana’s first multi-bank holding company Established 1984 76 Locations 70 full-service banking centers 6 loan production offices $4.9 Billion in Assets December 31, 2023 $1.8 Billion Trust and Assets Under Management First Financial Bank Primary subsidiary founded in 1834 Oldest national bank in Indiana 5th oldest national bank in the U.S. Terre Haute, Indiana Headquarters Illinois 26 Banking Centers Indiana 22 Banking Centers 4 Loan Offices Kentucky 16 Banking Centers Tennessee 6 Banking Centers 2 Loan Offices 4

Our Vision To enhance our clients’ abilities to spend, save, borrow and invest. Our Mission To deliver financial solutions that are simple, fast and easy. Our Values We build strong relationships and treat each other with dignity and respect. We embrace the diversity of our customers and co-workers. We apply the highest standards of excellence to everything we do. We work as a team to deliver world-class customer service. We get involved in our communities. We recognize profitability is essential to our future success. Best Bank Tribune-Star Readers’ Choice & Cheatham County Main Street Awards One of America’s Best Banks Top 100 Publicly Traded U.S. Bank Bank Director Magazine 5 5-Star Rating Bauer Financial

TBV $0.00 $10.00 $20.00 $30.00 $40.00 $50.00 2001 2003 2005 2007 2009 2011 2013 2015 2017 2019 2021 2023 10 YR CAGR 4.37% Strong Capital Key Capital Ratios and Per Share Data As of December 31, 2023 0.00% 3.50% 7.00% 10.50% 14.00% 17.50% 2001 2003 2005 2007 2009 2011 2013 2015 2017 2019 2021 2023 TCE Total Risk Based 15.79% Tier 1 Risk Based 14.75% Tier 1 Leverage 12.14% Book Value $44.64 Tangible Book Value $36.80 6

2.37 2.55 2.35 3.12 2.38 3.80 3.80 3.93 4.02 5.82 5.08 0.96 0.97 0.98 0.99 2.50 1.02 1.02 1.04 1.06 1.17 1.28 '- 1.50 3.00 4.50 6.00 7.50 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Earnings and Dividends Per Share EPS Dividends Paid 10 YR CAGR 2013 - 2023 EPS 11.43% Dividends 3.33% History of Earnings and Dividend Growth 7

Announced Repurchase Amount Shares Amount Completed April 21, 2022 10% 1,243,531 In Progress ** July 21, 2021 5% 652,411 $28,335,713 3/4/22 October 29, 2020 5% 685,726 $29,300,476 6/25/21 February 3, 2016 5% 637,500 $21,677,750 11/30/20 August 25, 2014 5% 667,700 $21,627,262 8/19/15 **As of 12/31/2023 purchased 724,671 for $29,132,283. 518,860 shares remain. History of Shares Repurchases 8

FFIEC BHC UBPR Data • Centralized committee structure • We are an in-market lender to clients • Disciplined underwriting Net Charge-offs 0.08% 0.06% 0.05% 0.07% 0.06% 0.00% 0.04% 0.08% 0.11% 0.15% '- 800 1,600 2,400 3,200 4Q22 1Q23 2Q23 3Q23 4Q23 Dollar ($000) % Total Loans 1.46% 1.29% 1.29% 1.28% 1.26% 1.13% 1.25% 1.38% 1.50% 38,500 38,750 39,000 39,250 39,500 39,750 40,000 4Q22 1Q23 2Q23 3Q23 4Q23 Amount ($000) % Total Loans Reserves / Loans Non-Performing Assets NPA ($000) Total NPAS/ Loans 4Q22 12,923 0.42% 1Q23 15,327 0.50% 2Q23 16,302 0.52% 3Q23 15,671 0.40% 4Q23 24,556 0.78% Strong Asset Quality 9

FFIEC BHC UBPR Data Return on Assets 1.61 1.22 1.32 1.12 1.00 0.88 0.93 0.77 0.91 0.93 0.9 0.9 0.98 0.94 0.79 0.71 '- 2016 2017 2018 2019 2020 2021 2022 3Q23 FFC Peer Non-interest Income % Avg Assets FFIEC BHC UBPR Data 1.30 0.98 1.56 1.42 1.25 1.10 1.41 1.32 0.92 0.95 1.22 1.19 0.97 1.25 1.17 1.09 '- 2016 2017 2018 2019 2020 2021 2022 3Q23 FFC Peer Better than Peer Performance 10

Net Interest Income Loan Growth Driving Growth in Income 107,857 116,579 131,652 146,346 143,401 165,042 167,262 4.11 4.32 4.25 4.05 3.2 3.55 3.78 2.00 3.00 4.00 5.00 6.00 '- 42,500 85,000 127,500 170,000 212,500 2017 2018 2019 2020 2021 2022 2023 12.37% CAGR NII NIM $’s in (000’s) 11

Loan Portfolio Balance ($000) Commercial Loans By State Total $3,159,667 Loan Portfolio ($000) Balance Percent Commercial $2,123,093 67.19% Consumer $772,180 24.44% Residential $264,394 8.37% Total $3,159,667 100% IN 43% IL 11% KY 7% TN 14% Other 25% Commercial 67.19% Consumer 24.44% Residential 8.37% Commercial $2,123,093 Consumer $772,180 Residential $264,394 IN 44% IL 9% KY 7% TN 14% Other 26% Diversified Loan Portfolio 12

Total Loans $772,180,323 98.7% Secured Consumer Loans 65% ≥ 701 FICO 20% ≥ 651 to 700 12% ≥ 600 to 650 3% < 600 (Includes No Score) 68.67% Indirect Auto ($531,447,014) 13.6% New ($72,997,796) 86.4% Used ($458,449,218) Asset Quality 30 – 89 day YTD Average Past Due 1.887% $122,086,399 HELOC 15.81% $97,381,293 Direct Auto 12.61% $531,447,014 Indirect Auto 68.82% $16,342,333 Other 2.12% $4,923,283 Credit Card 0.64% Consumer Loan Portfolio 13

Total Loans $264,393,582 52.27% YTD Production Sold • Average New Production LTV 81.29% • Average New Production FICO 722 • Primarily in-market lender Portfolio • Underwritten to FHLMC Guidelines • Average credit score 726 • Average DTI 30% • Average Amortized LTV 65.8% • Updated LTV 49.7% Asset Quality • YTD average past due 1.48% $165,765,278 $95,019,127 Mortgage Loan Portfolio 14 Fixed 35.37% $95,019,127 Adjustable 64.63% $165,765,278

Residential/Multi- Family 38.92% Commercial Income Property NOO Retail/Restaurants 10.00% 24.49% Hotels and Motels 6.27% Owner Occupied CRE 7.13% Residential & Non-Residential Property Managers 4.62% Lessors of Other Real Estate Property 5.89% Mini-warehouses/Self Storage 1.34% Single Family Housing/Subdivisions 0.80% Land Development 0.54% Total Commercial Real Estate Loans Commercial Real Estate Loan Mix As a % of CRE 15 Residential/Multi-family $417,312,727 Commercial Income Property $262,547,397 NOO Retail $107,227,283 Owner Occupied CRE $76,461,121 Hotel/Motel $67,265,661 Lessors of Other Real Estate Property $63,125,133 Residential & Non-Residential Property Management $49,571,813 Mini-warehouse/Self-Storage $14,378,542 Single Family Housing $8,564,125 Land Development $5,758,872 Total $1,072,212,674

Agriculture 25.162% Construction 6.134% Health Services 6.559% Banking & Financial Services 4.011% Floor Plan & Auto Industry 4.013% Retail Eating Establishments 0.980% Other Retail+Convenience 5.003% Transportation 4.774% Manufacturing 2.454% Personal Services 10.122% Government Entities 7.838% Schools 1.930% Forestry, Oil/Gas & Energy 2.990% Religious Organizations 1.220% Amusement & Recreation 1.647% Wholesale Distribution 2.125% All Other 13.037% Commercial & Industrial Loan Mix As a % of Total C & I Loans Agriculture 25.162% $264,426,522 Personal Services 10.122% $106,366,027 Government Entities 7.838% $82,369,763 Health Services 6.559% $68,922,326 Construction 6.134% $64,459,691 Other Retail + Convenience 5.003% $52,580,632 Transportation 4.774% $50,171,081 Floor Plans & Auto Industry 4.013% $42,176,516 Banking & Financial Services 4.011% $42,146,267 Forestry, Oil, Gas & Energy 2.990% $31,426,030 Manufacturing 2.454% $25,786,801 Wholesale Distribution 2.125% $22,326,518 Schools 1.930% $20,286,074 Amusement & Recreation 1.647% $17,311,972 Religious Organizations 1.220% $12,820,737 Retail Eating Establishments 0.980% $10,298,606 All Other 13.037% $137,004,649 Total 100.000% $1,050,880,212 16

Commercial Production Pipeline As of December 31, 2023 Production YTD REGION Pipeline New Money Central $177,370,000 $111,451,000 West $215,150,000 $108,237,000 Southern $139,200,000 $126,616,000 Mid-South $238,225,000 $152,079,000 Indy/ Ft. Wayne LPO $134,482,000 $90,225,000 Total $904,427,000 $588,608,000 Current Pipeline Dollars REGION Term Production Line Production Central $70,202,916 $10,803,000 West $57,800,736 $2,763,279 Southern $63,463,264 $32,963,895 Mid-South $83,617,574 $31,862,405 Indy/ Ft. Wayne LPO $77,04,488 $16,606,498 Total $352,388,978 $94,999,077 REGION Pipeline $ Terre Haute Market Area $37,078,000 Champaign, IL MSA Bloomington, IL MSA $37,782,000 Vincennes Market Area $90,840,000 Clarksville, TN / Nashville, TN / Murfreesboro, TN $101,224,000 Central Indiana / Indpls. MSA $196,094,000 All Other Markets $125,590,000 Total $588,608,000 Current New Money Pipeline By Location 17

Strong Core Deposit Franchise Deposit Mix 0.63% 0.38% 0.25% 0.19%0.16%0.17% 0.25% 0.37% 0.56% 0.36% 0.20% 0.38% 1.26% 0.00% 0.45% 0.90% 1.35% 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Cost of Deposits 0.16 0.23 0.32 0.50 0.32 0.18 0.36 0.85 0.45 0.54 0.75 0.95 0.54 0.20 0.44 1.24 '- 0.40 0.80 1.20 1.60 2016 2017 2018 2019 2020 2021 2022 3Q23 YTD BHC UBPR Interest Expense FFC Peer FFIEC BHC UBPR Data Non-interest bearing Demand & Savings Time 69.1% 18.1% 12.8 Brokered CDs, 0.0% Average account tenure 13.4 years Estimated uninsured deposits as 41.3% of total deposits Estimated uninsured less collateralized as 22.7% total deposits Cycle to date deposit beta 28.7% 18

$90,308 $88,747 $91,289 $104,348 $112,758 $117,406 $126,023 $130,176 0 32500 65000 97500 130000 162500 2016 2017 2018 2019 2020 2021 2022 2023 59.4 61.62 58.43 61.23 59.87 63.33 59.51 60.18 68.42 62.21 61.22 61.65 61.22 60.88 59.84 61.96 45.0 51.0 57.0 63.0 69.0 75.0 2016 2017 2018 2019 2020 2021 2022 3Q23 FFC Peer FFIEC BHC UBPR Data Non-interest Expense Efficiency Acquired HopFed Bancorp on 7/27/2019 Acquired Hancock Bancorp on 11/5/2021 Disciplined Expense Management 19

$1.8 Billion Trust Assets Under Management Trust & Asset Management 2022 2023 Revenue ($000) 5,155 5,155 Income before Tax 1,586 1,258 Trust and Asset Management 20 Trust Services include: • Professional Farm Management • Trust Administration • Estate Administration • Retirement Services • Corporate Trust Services

Well-positioned for sustainable and profitable growth • Diversified business model with strong risk management • High-caliber team members focused on customer service and technology optimization • Expanding presence in larger growth markets • Commercial banking focus with quality core deposits • Demonstrated ability to successfully complete mergers and acquisitions • Unblemished track record of delivering shareholder value • Over 30 consecutive years of increased shareholder dividends Key Investment Points 21

2020 2021 2022 2023 Net Interest Income 146,346 143,401 165,042 167,262 Provision 10,528 2,466 <2,025> 7,295 Non-interest Income 42,476 42,084 46,716 42,702 Non-interest Expense 112,758 117,406 126,023 130,176 Net Income 53,844 52,987 71,109 60,672 Earnings Per Share (diluted) 3.93 4.02 5.82 5.08 Total Assets 4,557,544 5,175,099 4,989,281 4,851,614 Net Interest Margin 4.05 3.20 3.54 3.78 Return on Average Assets 1.25 1.10 1.41 1.26 Return on Average Equity 9.07 8.87 14.37 12.47 Dollars in millions except per share data 3-Year Financial Highlights 22

Appendix A 23

t Financial Highlights(1) Market Overview(2) Knoxville, TN (MSA) Cleveland, TN (MSA) Meigs, TN (County) Dayton, TN (MSA) Chattanooga, TN-GA (MSA) Simply (13) SimplyBank Overview 24 ($000s) 2022Y 2023Q1 2023Q2 2023Q3 Balance Sheet Total As s ets 692,789 693,962 699,227 701,819 Total Loans HFI 544,059 529,467 533,233 526,192 Total Depos its 608,390 610,722 610,985 619,604 Total Equity 57,777 61,214 60,951 55,439 Loans / Depos its (%) 89 87 87 85 Profitability S -Corp. Adj. Net Income 5,206 1,491 4,129 782 S -Corp. Adj. ROAA (%) 0.81 0.93 2.46 0.52 S -Corp. Adj. ROAE (%) 10.06 11.04 28.00 6.39 Yield on Loans (%) 5.25 5.56 6.46 5.95 Cos t of Funds (%) 0.23 0.62 0.94 1.35 Net Interes t Margin (%) 4.30 4.44 4.88 4.11 Efficiency Ratio (%) 75 74 58 84 2022Y 2023Q1 2023Q2 2023Q3 Market 2023 '23 - '28 Proj. Rank Branches Deposits Pop. Pop. Change(3) MSA / County (#) (#) ($MM) (#) (%) Dayton, TN 1 3 $346.3 33,251 2.5 Chattanooga, TN-GA 8 5 150.5 571,925 3.2 Knoxville, TN 18 2 102.7 902,174 4.1 Cleveland, TN 7 2 47.6 129,332 4.2 Meigs , TN 2 1 11.5 13,193 4.8 Total 13 $658.5 1,649,875 3.1 MSA/County Market Rank (#) Branches (#) Deposits ($MM) 2023 Pop. (#) ’23 – ’28 Proj. Pop. Change(3) (%)

Including AOCI & Rate Marks Excluding AOCI & Rate Marks(2) Pro Forma Capital Ratios at Close TBV Acc. / (Dil.) TBV Earnback ’25E EPS Acc. TBV Acc. / (Dil.) TBV Earnback ’25E EPS Acc. TCE Leverage CET1 Tier 1 Total Capital TCE Leverage CET1 Tier 1 Total Capital (13.6)% 3.0 years 32.1% (5.0)% 2.1 years 14.6% 6.4% 9.5% 11.9% 11.9% 13.0% 7.0% 10.0% 12.6% 12.6% 13.7% Structure SimplyBank to be merged into First Financial Bank, N.A. Pricing & Consideration Aggregate cash consideration of $73.4 million 100% cash consideration Termination fee of $2.9 million Management Key personnel are anticipated to be retained in the pro forma company Approvals & Expected Close Customary closing conditions, including, but not limited to approval of Simply shareholders and receipt of regulatory approval Expected close in the 2nd quarter of 2024 Transaction Assumptions 36.7% cost savings $11.9mm AOCI mark; $32.8mm interest rate mark; $10.2mm credit mark; $2.0mm mark-up on fixed assets; $1.0mm time deposit mark; $0.03mm mark on FHLB borrowings Transaction Multiples(1) DV / TBV | 132% DV / LTM EPS | 12.4x DV / TBV Excl. AOCI | 105% Transaction Terms & Key Assumptions Expected Financial Impact Transaction Overview 25

1-4 Family & HELOC 16% OO CRE 4% NOO CRE 14% Multifamily 6% C&D 12% C&I Agriculturial & 19% Farm 7% Consumer & Other 22% Non-interest Bearing 20% IB, MMDA & Savings 66% Retail CDs 7% Jumbo CDs 7% Key Highlights(1) Pro Forma Branch Map Pro Forma Loan & Deposit Composition(2) Deposit Portfolio Total Assets $5.5 Billion Total Loans $3.7 Billion Total Deposits $4.7 Billion ’25 ROAA 1.22% ’25 ROATCE ’25 NIM 3.92% 16.8% Loan Portfolio 1.32% Cost of Dep. 6.22% Yield on Loans THFF (70) Simply (13) Pro Forma Overview 26

Transaction Rationale

Strategic

- Expands footprint into Southeastern Tennessee and Northern Georgia
- Deploy our non-lending products across SimplyBank's current footprint and clientele
- Boosts earnings profile while maintaining a strong capital position

Markets

- Expands franchise into higher-growth **Knoxville, Chattanooga & Cleveland** markets
    - **3.8% avg. expected 5-year pop. growth** compared to 2.1% national aggregate
- Top three deposit market share in five counties
- More than triples First Financial's Tennessee deposit franchise

Financials

- Significant earnings accretion expected; 30%+ estimated accretion inclusive of fully-phased in cost savings
- Reasonable TBV dilution earnback of approximately 3.0 years
- Anticipated IRR greater than 20%

Risk Profile

- Extensive due diligence including review of approximately 60% of commercial loans
- Detailed analysis of non-interest expense to determine savings potential
- Minimal execution risk expected with continuous cooperation of management teams
- Diversifies balance sheet and geography with non-complex business lines in stable markets

27

Norman D. Lowery President and CEO lowerynd@first-online.com 812.238.6185 Rodger A. McHargue Chief Financial Officer, SVP rmchargue@first-online.com 812.238.6334 Stephen P. Panagouleas Central Credit Administration Manager spanagouleas@first-online.com 812.238.6431 Thank You! : THFF